March 6, 2003

                          DREYFUS INVESTMENT PORTFOLIOS
                   -- FOUNDERS INTERNATIONAL EQUITY PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

   This information supersedes any contrary information in the portfolio's prospectus.

   Effective March 6, 2003, Remi J. Browne and Daniel B. LeVan became the co-primary portfolio managers of Dreyfus Investment Portfolios - Founders International Equity Portfolio (the "Portfolio"). Mr. Browne and Mr. LeVan are each chartered financial analysts, and each has been employed by Founders since March 2003. Mr. Browne also is senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company LLC ("Standish Mellon"), an affiliate of Dreyfus, where he has been employed since August 1996. Mr. LeVan, a vice president of Standish Mellon, is lead portfolio manager for global, international and European small cap portfolios at Standish Mellon, where he has been employed since May 1994.

   "Growth companies" are companies whose earnings are expected to grow faster than the overall market or companies similar to those represented in the growth component of the Salomon Smith Barney Primary Market Index(sm) (the "PMI"). Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

     The PMI consists of the larger capitalization stocks, representing the upper 80% of available market capitalization, for each individual country comprising the Salomon Smith Barney Broad Market Index(sm) (the "BMI"). The BMI includes all listed shares of companies in 23 developed world countries and 26 emerging markets countries that have a market capitalization of at least the local equivalent of US$100 million.

   The paragraph concerning A. Edward Allinson in the section "Management" is deleted because he is no longer the portfolio manager of the Portfolio.

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